Exhibit 99.2

FORM OF NOTICE OF GUARANTEED DELIVERY

FOR

RIGHTS CERTIFICATES

ISSUED BY

TEJON RANCH CO.

This form, or one substantially equivalent hereto, must be used to exercise the subscription rights (the “Rights”) pursuant to the rights offering (the “Rights Offering”) as described in the prospectus supplement dated October 4, 2017 (the “Prospectus”) of Tejon Ranch Co., a Delaware corporation (“Tejon”), if a holder of Rights cannot deliver the certificate(s) evidencing the Rights (the “Rights Certificate(s)”), to the subscription agent listed below (the “Subscription Agent”) prior to 5:00 p.m., New York time, on October 27, 2017, (as it may be extended, the “Expiration Time”). Such form must be delivered by email, first class mail or overnight courier to the Subscription Agent, and must be received by the Subscription Agent prior to the Expiration Time. See “The Rights Offering — Method of Exercising Subscription Rights” in the Prospectus.

Payment of the Subscription Price of $18.00 per full share of Tejon common stock subscribed for upon exercise of such Rights must be received by the Subscription Agent in the manner specified in the Prospectus prior to the Expiration Time even if the Rights Certificate(s) evidencing such Rights is (are) being delivered pursuant to the Guaranteed Delivery Procedures thereof. See “The Rights Offering — Method of Exercising Subscription Rights” in the Prospectus.

If Delivering by Mail: Computershare Trust Company, N.A. Attn: Corporate Actions Voluntary Offer P.O. Box 43011 Providence, RI 02940-3011	If Delivering by Overnight Courier: Computershare Trust Company, N.A. Attn: Corporate Actions Voluntary Offer 250 Royall Street Suite V Canton, MA 02021

Via email at:

canoticeofguarantee@computershare.com

The Information Agent for the Offer is:

1290 Avenue of the Americas, 9th Floor

New York, NY 10104

(888) 565-5190 (Toll Free)

Delivery of this instrument to an address other than as set forth above or transmission of this instrument via email other than as set forth above does not constitute a valid delivery

Ladies and Gentlemen:

The undersigned hereby represents that the undersigned is the holder of Rights Certificate(s) representing Right(s) and that such Rights Certificate(s) cannot be delivered to the Subscription Agent prior to the Expiration Time. Upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, the undersigned hereby elects to (i) exercise the Basic Subscription Privilege to subscribe for 0.20 share(s) of Common Stock with respect to each of the Rights represented by such Rights Certificate(s) and (ii) exercise the Over-Subscription Privilege relating to such Rights, to the extent that shares of Common Stock that are not otherwise purchased pursuant to the exercise of Rights are available therefore (including any Over-Allotment Shares), subject to availability and allocation as described in the Prospectus.

The undersigned understands that payment of the Subscription Price of $18.00 per full share of Common Stock subscribed for pursuant to the Basic Subscription Privilege and the Over-Subscription Privilege must be received by the Subscription Agent prior to the Expiration Time.

☐ TEJON RANCH CO.	Broker Assigned Control #
☐

1. Primary Subscription	Number of Rights to be exercised	Number of Common Shares under the Primary subscription requested for which you are guaranteeing delivery of Rights	Payment to be made in connection with the Common Shares Subscribed for under the primary subscription

	Rights	Common shares (Rights ÷ by 5)	$

2. Over-Subscription		Number of Common Shares Requested Pursuant to the Over-Subscription Privilege	Payment to be made in connection with the Common Shares Requested Pursuant to the Over-Subscription Privilege

		Common Shares:	$

3. Totals	Total Number of Rights to be Delivered	Total Number of Common Shares Subscribed for and/or Requested

	Rights	Common Shares:	$ Total Payment

Signature(s)	Address

Names

(Please type or print) Rights Certificate No(s). (if available)	Area Code and Tel. No.(s)

GUARANTEE OF DELIVERY

(Not to Be Used for Rights Certificate Signature Guarantee)

The undersigned, a member firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, or a commercial bank or trust company having an office or correspondent in the United States, or a bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program, pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, guarantees that the undersigned will deliver to the Subscription Agent the certificates representing the Rights being exercised hereby, with any required signature guarantee and any other required documents, all within two (2) business days after the date hereof.

Dated:

(Address)	(Name of Firm)

(Area Code and Telephone Number)	(Authorized Signature)

The institution that completes this form must communicate the guarantee to the Subscription Agent and must deliver the Rights Certificate(s) to the Subscription Agent within the time period shown in this prospectus. Failure to do so could result in a financial loss to such institution.